Ivy Cundill Value Fund

                              ADVISOR CLASS SHARES

                         Supplement Dated March 26, 2001
                       to Prospectus Dated April 17, 2000
                         (as Supplemented July 26, 2000)

The Fund's investment adviser, Ivy Management, Inc. ("IMI"), is an indirect subsidiary of Mackenzie Financial Corporation ("MFC"). MFC has entered into a definitive agreement with Investors Group, Inc. ("IGI"), a leading Canadian financial services organization, whereby IGI will acquire MFC through a take over bid for all of the outstanding MFC shares.

Consummation of the transaction is subject to a number of contingencies, including the tender of at least two-thirds of the MFC shares and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of IMI and, therefore, constitute an assignment of the Fund's investment advisory agreement, which would result in a termination of the agreement. Consequently, it is anticipated that IMI will seek approval of a new agreement from the shareholders of the Fund within one hundred and fifty
(150) days after the consummation of the transaction. The transaction is targeted to close on or about April, 18 2001.

The "Portfolio manager" section on page 7 is revised in its entirety as follows:

The Fund is managed by an investment professional who is supported by a team of research analysts who are responsible for providing information on regional and country-specific economic and political developments and monitoring individual companies.

- F. Peter Cundill has over 30 years of value-investing experience and has managed Mackenzie Financial Corporation's Cundill Value Fund since 1975. He is a Chartered Financial Analyst, a Chartered Accountant and holds a Bachelor of Commerce degree from McGill University, Montreal.

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                             IVY CUNDILL VALUE FUND

                         Supplement Dated March 26, 2001
                       to Prospectus Dated April 17, 2000
                         (as Supplemented July 26, 2000)

The Fund's investment adviser, Ivy Management, Inc. ("IMI"), is an indirect subsidiary of Mackenzie Financial Corporation ("MFC"). MFC has entered into a definitive agreement with Investors Group, Inc. ("IGI"), a leading Canadian financial services organization, whereby IGI will acquire MFC through a take over bid for all of the outstanding MFC shares.

Consummation of the transaction is subject to a number of contingencies, including the tender of at least two-thirds of the MFC shares and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of IMI and, therefore, constitute an assignment of the Fund's investment advisory agreement, which would result in a termination of the agreement. Consequently, it is anticipated that IMI will seek approval of a new agreement from the shareholders of the Fund within one hundred and fifty
(150) days after the consummation of the transaction. The transaction is targeted to close on or about April, 18 2001.

The "Portfolio management" section on page 6 is revised in its entirety as follows:

The Fund is managed by an investment professional who is supported by a team of research analysts who are responsible for providing information on regional and country-specific economic and political developments and monitoring individual companies.

- F. Peter Cundill has over 30 years of value-investing experience and has managed Mackenzie Financial Corporation's Cundill Value Fund since 1975. He is a Chartered Financial Analyst, a Chartered Accountant and holds a Bachelor of Commerce degree from McGill University, Montreal.